SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☑	Preliminary Information Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Fresh Ideas Media, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

FRESH IDEAS MEDIA, INC.

No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ
Tianjin Province, The People’s Republic of China 300461
Attn: Mr. Tong Shiping, President and Chief Executive Officer

INFORMATION STATEMENT

The purpose of this Information Statement is to notify the holders of the Common Stock, par value $0.001 per share (the “Common Stock”) of Fresh Ideas Media, Inc. (“we”, “us” or the “Company”), as of the close of business on November 26, 2008 (the “Record Date”), of the following actions by our stockholders in a written consent of holders of a majority of the outstanding shares of our Common Stock entitled to vote in lieu of a meeting of stockholders:

(a)  to amend the Company’s Articles of Incorporation (our “Articles of Incorporation”) to change the name of the Company to “China Auto Logistics Inc.” by filing with the Secretary of State of Nevada a Certificate of Amendment (the “Certificate”) as set forth on Exhibit A; and

(b)  to amend and restate the Company’s bylaws (our “Bylaws”) in their entirety as set forth on Exhibit B (together with the amendment to the Articles of Incorporation, the “Amendments”)

The primary purposes of the Amendments are to (a) change the name of the Company to China Auto Logistics Inc., (b) provide the Company’s board of directors (our “Board of Directors” or “Board”) and officers with greater flexibility in their management of the affairs of the Company (including allowing the Board of Directors to amend the Bylaws from time to time without ratification by the stockholders), (c) provide increased indemnification protection to our directors so as to facilitate the appointment and retention of qualified directors, and (d) institute certain standard procedures with respect to the meetings of stockholders and the nomination of directors.

The Board unanimously adopted and approved the Amendments on November 24, 2008. We have received the written consent, in lieu of a meeting of stockholders, from the holders of a majority of the shares of our Common Stock approving these actions. No other votes were required to adopt the Amendments and none are being solicited hereunder.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

VOTE OBTAINED - NEVADA LAW

This Information Statement is first being mailed or furnished to stockholders on or about December [__], 2008, and the Amendments described herein will not become effective until at least 20 calendar days thereafter. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

Under the Nevada Revised Statutes 78.390, an amendment to a corporation’s articles of incorporation must be proposed by resolution of the board of directors and be approved by stockholders holding shares entitling them to exercise at least a majority of the voting power of such corporation. Nevada Revised Statutes 78.320 provides that, unless otherwise provided in a corporation’s articles of incorporation or bylaws, actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding not less than at least a majority of the voting power of the corporation. In order to eliminate the cost of management time involved in holding a special meeting, our Board of Directors decided to obtain, and did in fact obtain, the written consent of the stockholder holding the requisite number of votes that would be necessary to authorize or take such action. Our current Bylaws also permit action to be taken by the written consent of the stockholders holding not less than at least a majority of the voting power of the Company.

Only one Information Statement is being delivered to two or more security holders who share an address unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by calling us at (86) 22-2576-2771 or writing to us at No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ, Tianjin Province, The People’s Republic of China 300461.

Date: December [__], 2008

Mr. Tong Shiping, President and Chief Executive Officer

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INFORMATION STATEMENT

Introduction

On November 24, 2008, our Board of Directors unanimously approved the action to amend our Articles of Incorporation by filing with the Secretary of State of Nevada the Certificate as set forth on Exhibit A to change the name of our Company to “China Auto Logistics Inc.” and to amend our Bylaws in their entirety in the form set forth on Exhibit B (the “Amendments”), and submitted such matters for stockholder approval. The primary purposes of the Amendments are to (a) change the name of the Company to China Auto Logistics Inc., (b) provide the Board and officers with greater flexibility in their management of the affairs of the Company (including allowing the Board of Directors to amend the Bylaws from time to time without ratification by the stockholders), (c) provide increased indemnification protection to our directors so as to facilitate the appointment and retention of qualified directors, and (d) institute certain standard procedures with respect to the meetings of stockholders and the nomination of directors.

On November 24, 2008, Bright Praise Enterprises Limited, the stockholder holding 64.64% of our outstanding voting stock, acting by written consent, approved and ratified the Amendments. The amendment to our Articles of Incorporation will become effective upon filing with the Secretary of State of Nevada, and the amendment to our Bylaws will be effective upon the expiration of the 20-day calendar period after distribution of this Information Statement to our stockholders. It is anticipated that we will file the amendment to our Articles of Incorporation upon the expiration of said 20-day calendar period.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Changes Caused by the Amendment to our Articles of Incorporation

Upon the filing of the Certificate as set forth on Exhibit A with the Secretary of State of Nevada, the name of the Company will be “China Auto Logistics Inc.”

Changes Caused by the Adoption of the Amended and Restated Bylaws

The following discussion briefly summarizes the significant differences between the current Bylaws of the Company (the “Old Bylaws”) and the amended and restated Bylaws of the Company (the “New Bylaws”), the form of which is set forth on Exhibit B.

Meetings of Stockholders

The New Bylaws contain specific provisions relating to the notice procedures that must be followed by a stockholder before such stockholder may bring any item of business before an Annual Meeting or Special Meeting of the stockholders. The New Bylaws specify different time periods within which a stockholder must submit notice of business for either the Annual or Special Meeting, and the New Bylaws include provisions that state the information that is required to be in such stockholder notices. Under the New Bylaws, the Chairman of the Board determines whether business was properly brought by the stockholder in accordance with the notice provisions and whether such business can be transacted. The Old Bylaws do not contain such provisions.

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At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Under the New Bylaws, no proxy shall be valid after 3 years from the date of its execution, unless the said instrument expressly provides for a longer period. Under the Old Bylaws, no proxy was valid after 11 months from the date of its execution, unless otherwise provided for in the proxies.

Directors

Under the New Bylaws, any vacancies occurring in the membership of the Board of Directors, from whatever cause arising, may be filled by (a) a vote of the majority of the remaining directors, (b) the prior action of the Directors, or (c) the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors. Under the Old Bylaws, only a majority of the remaining directors were entitled to fill vacancies occurring in the membership of the Board of Directors.

Officers

The Old Bylaws limit the ability of an officer of the Company to fill the position of both president and secretary. The New Bylaws do not contain any such provision.

Indemnification

Both the New Bylaws and the Old Bylaws require the Company to indemnify each person who is or was a director, officer, manager or employee of the Company, or of any other corporation, partnership, joint venture, limited liability company, trust or other enterprise which he or she is serving or served in any capacity at the request of the Company to the fullest extent permitted by the laws of the State of Nevada; however, the New Bylaws are more specific in detailing the indemnification process.

The New Bylaws contain specific provisions requiring independent legal counsel to be retained in connection with determining whether a person has met the necessary standard of conduct for indemnification under Nevada law, if such person is seeking indemnification following a change of control of the Company. The New Bylaws also permit a claimant to bring suit for indemnification if not paid in full by the Company within 60 days after a written claim has been received by the Company. The Old Bylaws do not contain such provisions.

The New Bylaws contain provisions requiring officers of the Company to reimburse the Company to the extent any payments made are disallowed as a deductible expense by the Internal Revenue Service, and that officers and directors are required to personally bear incidental responsibilities relating to his responsibilities as a director or officer. The Old Bylaws do not contain such provisions.

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Interested Directors; Quorum

In accordance with Nevada law, the New Bylaws provide that a contract between an interested director or officer (or an entity in which such director or officer has a financial interest) and the Company shall not be deemed void or voidable solely because such director or officer is present at or participates in a meeting of the Board (or a committee thereof) that authorizes the contract, provided that (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders (the votes of the common or interested directors or officers must be counted in any such vote of stockholders); (c) the material facts as to his or her relationship or interest and as to the contract or transaction are not known to the director at the time the transaction is brought before the Board of Directors of the Company for action; or (d) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction. The Old Bylaws do not contain any such provisions.

Amendment

The Old Bylaws require any amendment to the Bylaws to be ratified by its stockholders. The New Bylaws do not require stockholder ratification of any amendment to the Bylaws approved by a majority of the Board of Directors (including any Bylaws adopted by the stockholders of the Company), but the stockholders of the Company may from time to time specify provisions of the Bylaws that may not be amended or repealed by the Board of Directors. The New Bylaws allow stockholders to amend the Bylaws at any meeting of stockholders by a vote of those holding a majority of the outstanding stock entitled to vote, provided notice of the amendment is included in the notice or waiver of notice of such meeting.

No Dissenters’ Rights

Under the Nevada General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the actions set forth in this Information Statement or to demand appraisal of their shares as a result of the approval of the Amendments.

Voting Securities and Principal Holders Thereof

As of the Record Date, the Company had 18,100,000 shares of Common Stock issued and outstanding and entitled to vote, and no shares of preferred stock, par value $0.001, issued and outstanding. Each share of Common Stock entitles its holder to one vote.

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Security Ownership of Certain Beneficial Owners

The following table sets forth each person known by us to be the beneficial owner of five percent or more of the Common Stock, as of the Record Date. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner*	Amount of Beneficial Ownership	Percentage of Class
Bright Praise Enterprises Limited**	11,700,000	64.64%

* Unless otherwise noted, the address is the address of the Company.

** Choi Chun Leung Robert is the beneficial owner of 11,700,000 of our common stock through his 100% ownership of Bright Praise Enterprises Limited and through his position as the sole director of Bright Praise Enterprises Limited.

On November 10, 2008 (the “Closing Date”), the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Ever Auspicious International Limited, a Hong Kong company (“HKCo”) and Bright Praise Enterprises Limited, a British Virgin Islands company (the “Bright Praise”), pursuant to which the Company acquired all of the issued and outstanding capital stock of HKCo, an inactive holding company, from Bright Praise in exchange for 11,700,000 newly-issued shares of Common Stock, representing approximately 64.64% of the issued and outstanding Common Stock (the “Exchange”). The closing of the Exchange (the “Closing”) occurred on the same day. As a result of the Exchange, HKCo became our wholly owned subsidiary, and Bright Praise became our majority stockholder.

Bright Praise is 100% owned by Mr. Choi Chun Leung Robert. Mr. Choi is not involved in the management of Shisheng.

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Security Ownership of Management Directors and Officers

The following table sets forth the ownership interest in our common stock of all directors and officers individually and as a group as of the Record Date. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner*	Amount of Beneficial Ownership After the Closing	Percentage of Class
Tong Shiping, Chief Executive Officer, President and Chairman of the Board	-0-	0%
Li Yangqian, Chief Operating Officer and Vice President	-0-	0%
Wang Xinwei, Chief Financial Officer, Treasurer and Vice President	-0-	0%
Cheng Weihong, Secretary and Senior Vice President (Head of Human Resources and General Administration) and Director	-0-	0%
Yang Bin, Senior Vice President (General Manager, Head of Sales) and Director	-0-	0%
Howard S. Barth, Director	-0-	0%
Gao Yang, Director	-0-	0%
Qu Zhong, Director	-0-	0%
Kong Xiaoyan, Director	-0-	0%
All Directors and Officers as a Group (10 persons)	-0-	0%

* Unless otherwise noted, the address is that of the Company’s.

Interests of Certain Persons in Favor of or in Opposition of the Proposal

No officers or directors will receive any direct or indirect benefit from the adoption of the Amendments.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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ADDITIONAL INFORMATION

We are obligated to file reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended. Our annual reports filed on Form 10-K, quarterly reports filed on Form 10-Q, and current reports filed on Form 8-K are currently on file with the SEC. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, on official business days during the hours of 10 a.m. to 3 p.m. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS,

Mr. Tong Shiping,
President and Chief Executive Officer

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EXHIBIT A

CERTIFICATE OF AMENDMENT

Exhibit A
CERTIFICATE OF AMENDMENT
TO
THE ARTICLES OF INCORPORATION
OF
CHINA AUTO LOGISTICS INC.
(formerly known as “Fresh Ideas Media, Inc.”)

December ___, 2008

China Auto Logistics Inc. (the “Corporation”), formerly known as “Fresh Ideas Media, Inc.”, a corporation organized and existing under and by the Nevada Revised Statutes of the State of Nevada (the “NRS”), does hereby certify:

FIRST:   On February 18, 2005, the original Articles of Incorporation of the Corporation were filed in the name of “Fresh Ideas Media, Inc.” with the Secretary of State of Nevada.

SECOND:  The Articles of Incorporation of the Corporation were amended on November 24, 2008, by the consent of the stockholder holding 11,700,000 shares of the common stock of the Corporation, par value $0.001 per share, constituting 65% of the issued and outstanding voting stock of the Corporation, in accordance with the provisions of NRS 78.390 as follows:

1.    Article I of the Articles of Incorporation is hereby amended in its entirety to state: “The name of the Corporation is: China Auto Logistics Inc.”

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, China Auto Logistics Inc., formerly known as “Fresh Ideas Media, Inc.”, has caused this Certificate of Amendment to the Articles of Incorporation of the Corporation to be duly executed by its duly authorized officer as of the date first set forth above.

China Auto Logistics Inc.

By:	Tong Shiping
Title:	President and Chief Executive Officer

EXHIBIT B

AMENDED AND RESTATED BYLAWS

Exhibit B

AMENDED AND RESTATED BYLAWS

OF

China Auto Logistics Inc.

(a Nevada Corporation)

(formerly known as “Fresh Ideas Media, Inc.”)

December [__], 2008

ARTICLE I.Capital Stock

1.1	Classes of Stock	1
1.2	Certificates for Shares	1
1.3	Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates	1
1.4	Transfer of Shares	1

ARTICLE II.Stockholders		2

2.1	Annual Meetings	2
2.2	Special Meetings	2
2.3	Time and Place of Meetings	2
2.4	Notice of Meetings	2
2.5	Quorum Requirements for Stockholder Meetings	3
2.6	Voting and Proxies	4
2.7	Written Consent of Stockholders	4
2.8	Voting of Shares by Certain Holders	4
2.9	Inspectors	4

ARTICLE III.Directors		5

3.1	General Powers, Number and Terms of Office	5
3.2	Nomination of Directors	5
3.3	Employee Directors	6
3.4	Meetings	7
3.5	Notice of Directors’ Meetings	7
3.6	Quorum and Vote	7
3.7	Presumption of Assent	7
3.8	Committees of the Board of Directors	7
3.9	Removal of Directors; Resignation of Directors	8
3.10	Chairman of the Board	8
3.11	Compensation of Directors	8
3.12	Time and Place of Meetings	8
3.13	Vacancies	8
3.14	Action by Written Consent of Directors	8
3.15	Dividends	9
3.16	Fiscal Year	9

ARTICLE IV.Officers		9

4.1	Election and Term of Office	9
4.2	Chief Executive Officer	9
4.3	President	9
4.4	Vice Presidents	10
4.5	Corporate Secretary	10
4.6	Treasurer	10

4.7	Chief Operating Officer	11
4.8	Chief Financial Officer	11
4.9	Subordinate Officers and Agents	11
4.10	Compensation	11

ARTICLE V.Corporate Seal		12

ARTICLE VI.Indemnification		12

6.1	Indemnification	12
6.2	Expenses	14
6.3	Right of Claimant to Bring Suit	14
6.4	Non-Exclusivity of Rights	14
6.5	Insurance	14
6.6	Enforceability	15
6.7	Severability	15
6.8	Other Indemnification	15

ARTICLE VII. Amendments		15

7.1	By Stockholders	15
7.2	By Directors	15

ARTICLE VIII.MISCELLANEOUS		16

8.1	Waiver of Notice of Meetings of Stockholders, Directors and Committees	16
8.2	Interested Directors; Quorum	16
8.3	Fixing Date for Determination of Stockholders of Record	16
8.4	List of Stockholders Entitled to Vote	17
8.5	Offices	17
8.6	Appointment of Agents	18
8.7	Uniformity of Interpretation and Severability	18

AMENDED AND RESTATED BYLAWS
OF
CHINA AUTO LOGISTICS INC.
(the “Corporation”)

(formerly known as “Fresh Ideas Media, Inc.”)

ARTICLE I.

Capital Stock

1.1  Classes of Stock. The capital stock of the Corporation shall consist of shares of such kinds and classes, with such designations and such relative rights, preferences, qualifications, limitations and restrictions, including voting rights, and for such consideration as shall be stated in or determined in accordance with the Corporation’s Articles of Incorporation (as may be amended or restated from time to time, the “Articles of Incorporation”) and any amendment or amendments thereof, or the Nevada General Corporation Law (the “NGCL”). Consistent with the NGCL, capital stock of the Corporation owned by the Corporation may be referred to and accounted for as treasury stock.

1.2  Certificates for Shares. The shares of the Corporation shall be represented by certificates, provided that the Corporation’s Board of the Directors (the “Board of Directors” or the “Board”) may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. A certificate representing shares of stock that are subject to restrictions on transfer or to other restrictions may have a notation of such restriction imprinted thereon.

1.3  Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new stock certificate in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

1.4  Transfer of Shares. The shares of the capital stock of the Corporation shall be transferred only on the books of the Corporation by the holder thereof, or by his or her attorney-in-fact, upon the surrender and cancellation of the stock certificate, whereupon a new certificate shall be issued to the transferee. The transfer and assignment of such shares of stock shall be subject to the laws of the State of Nevada. The Board of Directors shall have the right to appoint and employ one or more stock registrars and one or more transfer agents in the State of Nevada or in any other state, and may require that each stock certificate bear the signature or signatures of a transfer agent or a registrar or both.

ARTICLE II.

Stockholders

2.1  Annual Meetings. The regular annual meeting of the stockholders of the Corporation (the “Annual Meeting”) shall be held on such date within a reasonable interval after the close of the Corporation’s last fiscal year as may be designated from time to time by the Board of Directors, for the election of the directors of the Corporation, and for the transaction of such other business as is authorized or required to be transacted by the stockholders. If the election of directors shall not be held on the day designated for the Annual Meeting, or any adjournment thereof, the Board shall cause the election to be held at a special meeting of the stockholders.

2.2  Special Meetings. Special meetings of the stockholders (each, a “Special Meeting”) may be called by the Board of Directors or upon the request to the President by holders of not less than 10% of all of the outstanding shares of the Corporation entitled to vote at a stockholders meeting.

2.3  Time and Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Corporation or at such other place within or without the State of Nevada and at such time as may be designated from time to time by the Board of Directors.

2.4  Notice of Meetings.

(a)  Whenever stockholders are required or permitted to take any action at a meeting, a written notice delivered either in person or by mail of the meeting shall be given that shall state the date, time and place of the meeting and, in the case of a Special Meeting, each purpose for which the meeting is called. The written notice shall be given to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

(b)  No business may be transacted at an Annual Meeting or Special Meeting, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the Annual Meeting or Special Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before the Annual Meeting by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.4 of this Article II and on the record date for the determination of stockholders entitled to vote at such Annual Meeting or Special Meeting, and (y) who complied with the notice procedures set forth in this Section 2.4 of this Article II .

(c)  In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting or Special Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed; and (b) in the case of a Special Meeting, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed. In no event shall the public announcement of an adjournment of an Annual Meeting or Special Meeting for the purpose of electing directors commence a new time period for the giving of a stockholder’s notice as described above.

(d)  To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholders, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal, and (v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the Annual Meeting.

(e)  If the Chairman determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the Chairman shall declare to the Annual Meeting that the business was not properly brought before the Annual Meeting and such business shall not be transacted.

2.5  Quorum Requirements for Stockholder Meetings. A majority of the shares entitled to vote present, in person or represented by proxy, shall constitute a quorum for the transactions of business. A meeting may be adjourned in the absence of a quorum, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken provided that such adjournment shall not exceed sixty (60) days. When a quorum is present at any meeting, a majority in interest of the stock there represented shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the Articles of Incorporation or these Bylaws, or by the laws of the State of Nevada, a larger or different vote is required, in which case such express provision shall govern the decision or such question. Once a quorum is present at a duly organized meeting, the stockholders present may continue to transact business until adjournment, notwithstanding any departures of stockholders during the meeting which leave less than a quorum.

2.6  Voting and Proxies. Every stockholder entitled to vote at a meeting may do so either in person or by proxy appointment made by an instrument in writing subscribed by such stockholder which proxy shall be filed with the secretary of the meeting before being voted. Such proxy shall entitle the holders thereof to vote at any adjournment of such meeting, but shall not be valid after the final adjournment thereof. No proxy shall be valid after the expiration of three (3) years from the date of its execution, unless the said instrument expressly provides for a longer period.

2.7  Written Consent of Stockholders. Any action required or permitted to be taken by the holders of the issued and outstanding stock of the Corporation at an Annual Meeting or Special Meeting duly called and held in accordance with the NGCL, the Articles of Incorporation and these Bylaws, may in lieu of such meeting, be taken by the consent in writing executed by stockholders holding the number of shares necessary to approve such action. Such written consent or consents shall be filed with the minutes of the Corporation. Such action by written consent of all entitled to vote shall have the same force and effect as a unanimous vote for such stockholders.

2.8  Voting of Shares by Certain Holders.

(a)  Shares standing in the name of another corporation may be voted by agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine as evidenced by a duly certified copy of either the bylaws or corporate resolution.

(b)  Neither treasury shares nor shares held by another corporation, if the majority of the shares entitled to vote for the election of directors of such other corporation is held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

(c)  Shares held by an administrator, executor, guardian or conservator may be voted by such fiduciary, either in person or by proxy, without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a trustee may be voted by such trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by a trustee without a transfer of the shares into such trust.

(d)  Shares standing in the name of a receivership may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver, without the transfer thereof into the name of such receiver if authority to do so is contained in an appropriate order of the court by which the receiver was appointed.

2.9  Inspectors. The Board may, in advance of any meeting of stockholders, appoint one or more inspectors to act as such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them.

ARTICLE III.

Directors

3.1  General Powers, Number and Terms of Office. The business of the Corporation shall be controlled and managed in accordance with the NGCL by the Board of Directors. The Board shall have the power to manage the business and the affairs of the Corporation in such manner as it sees fit. In addition to the powers and authorities expressly conferred upon it, the Board may do all lawful acts which are not directed to be done by the stockholders according to the NGCL, the Articles of Incorporation or by these Bylaws. The number of directors shall be fixed from time to time by resolution adopted by a majority of the Board of Directors then in office, but shall not be less than one. Directors need not be stockholders or residents of the State of Nevada, but must be of legal age. Directors shall be elected by a plurality of the votes cast at the Annual Meeting or at a Special Meeting called for that purpose. Each director shall hold office until the expiration of the term for which he or she is elected, and thereafter until his or her successor has been elected and qualified.

3.2  Nomination of Directors.

(a)  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles of Incorporation, including the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting or at any Special Meeting called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.2 of this Article III and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 3.2 of this Article III.

(b)  In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed; and (b) in the case of a Special Meeting called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed. In no event shall the public announcement of an adjournment of an Annual Meeting or Special Meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)  To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(d)  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.2 of this Article III, except as may be otherwise provided in the Articles of Incorporation. If the Chairman determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

3.3  Employee Directors. An employee director, other than the Chief Executive Officer, shall immediately resign from the Board of Directors at the time of any reduction in responsibility or upon termination of employment for whatever reason, unless the Board of Directors determines otherwise. A director who was the Chief Executive Officer and whose employment was terminated for whatever reason, other than retirement, shall resign immediately from the Board of Directors upon such termination, unless the Board of Directors determines otherwise.

3.4  Meetings. The annual meeting of the Board of Directors shall be held immediately after the adjournment of the Annual Meeting, at which time the: (i) officers of the Corporation shall be elected, (ii) membership of committees of the Board of Directors shall be elected and (iii) election of the Chairman and any other Board positions. The Board may also designate more frequent intervals for regular meetings. Special meetings may be called at any time by the Chairman, Chief Executive Officer, the President, or any director. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such a meeting.

3.5  Notice of Directors’ Meetings. The annual and all regular Board meetings may be held without specific prior notice of the date, time, place or purpose of the meeting, as long as such dates have been previously established. Special meetings shall be held upon notice sent by any usual means of communication not less than twenty-four (24) hours before the meeting noting the date, time and place of the meeting. The notice need not describe the purposes of the special meeting of the Board. Special meetings of the Board may be called at the request of the Chairman of the Board, the Chief Executive Officer or any two directors. The person or persons authorized to call special meetings of the Board may fix any place, either within or without the State of Nevada, as the place for holding any special meeting of the Board called by them. Attendance by a director at a meeting or subsequent execution or approval by a director of the minutes of a meeting shall constitute a waiver of any defects in notice of such meeting.

3.6  Quorum and Vote. The presence of a majority of the directors shall constitute a quorum for the transaction of business. A meeting may be adjourned in the absence of a quorum, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are fixed at the meeting at which the adjournment is taken, and if the period of adjournment does not exceed thirty (30) days in any one adjournment. Subject to Section 3.11 of these Bylaws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board, unless the vote of a greater number is required by the Articles of Incorporation, these Bylaws, or by the laws of the State of Nevada.

3.7  Presumption of Assent. A director of the Corporation who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the dissent of such director shall be entered in the minutes of the meeting, filed in writing with the person acting as the secretary of the meeting before the adjournment thereof or forwarded by registered mail to the Secretary of the Corporation immediately after the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

3.8  Committees of the Board of Directors. The Board of Directors, by a resolution adopted by a majority of the Board, may designate an executive committee, an audit committee, and other committees, and may delegate to such committee or committees any and all such authority as it deems desirable. Each committee must include at least one director. Each committee, to the extent provided in the resolution forming such committee, shall have the authority of the Board. The designation of such committees and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed by law.

3.9  Removal of Directors; Resignation of Directors.

(a)  Any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

(b)  Any director may resign by giving written notice to the Board of Directors. The resignation shall be effective on receipt, unless the notice specifies a later time for the effective date of such resignation, in which event the resignation shall be effective upon the election and qualification of a successor. If the resignation is effective at a future time, a successor may be elected before that time to take office when the resignation becomes effective.

3.10  Chairman of the Board. The chairman of the Board (the “Chairman”) shall be chosen from among the directors and shall preside at all meetings of the Board of Directors and stockholders. The Chairman shall confer from time to time with members of the Board and the officers of the Corporation and shall perform such other duties as may be assigned to him or her by the Board. Except where by law the signature of the President is required, the Chairman shall possess the same power as the President to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors. In addition, the Board may designate the Chairman as an “Executive Chairman” and in such instances, compensate such person as an officer of the Corporation.

3.11  Compensation of Directors. By resolution of the Board, the directors may be paid their expenses, if any, for attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board and a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore or from receiving compensation for any extraordinary or unusual services as a director.

3.12  Time and Place of Meetings. All meetings of the Board of Directors shall be held at the principal office of the Corporation, or at such other place within or without the State of Nevada and at such time as may be designated from time to time by the Board of Directors.

3.13  Vacancies. Except as otherwise provided in the Articles of Incorporation or in the following paragraph, vacancies occurring in the membership of the Board of Directors, from whatever cause arising, may be filled by (a) a vote of a majority of the remaining directors, although less than a quorum is present, (b) the prior action of the directors, or (c) the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

3.14  Action by Written Consent of Directors. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or of the committee consent in writing to the adoption of resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or of the committee shall be filed with the minutes of the proceedings of the Board or committee, and such action shall be as valid and effective as any action taken at a regular or special meeting of the Board.

3.15  Dividends. The Board of Directors may declare dividends from time to time upon the capital stock of the Corporation in accordance with the NGCL.

3.16  Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

ARTICLE IV.

Officers

4.1  Election and Term of Office. The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board, unless the Board shall otherwise determine, and may consist of a chief executive officer, chief operating officer, president, one or more vice presidents (any one or more of whom may be designated “corporate,” “executive,” “senior,” “group” or other functionally described vice president), a corporate secretary, a chief financial officer, a treasurer and one or more assistant secretaries and assistant treasurers. Each officer shall continue in office until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Any officer may resign at any time by giving written notice of such resignation to the Board of Directors. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors and the acceptance of such resignation shall not be necessary to make it effective. Any officer or agent may be removed by the Board of Directors at any time with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights. Vacancies occasioned by any cause in any one or more of such offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting of the Board.

4.2  Chief Executive Officer. The Board may designate a chief executive officer (the “Chief Executive Officer”), who shall be the most senior officer of the Company, and report directly to the Board of Directors. The Chief Executive Officer shall have the full authority to operate the Company on a day-to-day basis subject to the supervision of the Board of Directors. All officers of the Company shall be subject to the authority of the Chief Executive Officer.

4.3  President. The president of the Corporation (the “President”) and his or her duties shall be subject to the control of the Board of Directors, except, if someone has been designated Chief Executive Officer, in such event, the President shall be subject to the control of the Chief Executive Officer. The President shall have the power to sign and execute all deeds, mortgages, bonds, contracts and other instruments of the Corporation as authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly designated by the Board of Directors or by these Bylaws to some other officer, official or agent of the Corporation. The President shall perform all duties incident to the office of President and such other duties as are properly required of him or her by these Bylaws.

4.4  Vice Presidents. The vice presidents of the Corporation (each, a “Vice President”) shall possess the same power as the President to sign all certificates, contracts and other instruments of the Corporation which may be authorized by the Board of Directors, except where by law the signature of the President is required. All Vice Presidents shall perform such duties as may from time to time be assigned to them by the Board of Directors, the Chairman, the Chief Executive Officer or the President, as applicable.

4.5  Corporate Secretary. The corporate secretary of the Corporation (the “Secretary”) shall:

(a)  Keep the minutes of the meetings of the stockholders and the Board of Directors in books provided for that purpose.

(b)  See that all notices are duly given in accordance with the provisions of these Bylaws and as required by law.

(c)  Be custodian of the records and of the seal of the Corporation and see that the seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws.

(d)  Keep a register of the post office address of each stockholder, which shall be furnished to the Secretary at his or her request by such stockholder, and make all proper changes in such register, retaining and filing his or her authority for all such entries.

(e)  See that the books, reports, statements, certificates and all other documents and records required by law are properly kept, filed and authenticated.

(f)  In general, perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him or her by the Board of Directors.

(g)  In case of absence or disability of the Secretary, the assistant secretaries of the Corporation (each, an “Assistant Secretary”), in the order designated by the Chief Executive Officer, shall perform the duties of Secretary.

4.6  Treasurer. The treasurer of the Corporation (the “Treasurer”) shall:

(a)  Give bond for the faithful discharge of his or her duties if required by the Board of Directors.

(b)  Have the charge and custody of, and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws.

(c)  At all reasonable times, exhibit the Corporation’s books of account and records, and cause to be exhibited the books of account and records of any corporation, a majority of whose stock is owned by the Corporation, to any of the directors of the Corporation upon application during business hours at the principal executive offices of the Corporation or such other corporation where such books and records are kept.

(d)  Render a statement of the conditions of the finances (including a balance sheet and profit and loss statement, if so requested by the Board) of the Corporation at all regular meetings of the Board of Directors, and a full financial report at the Annual Meeting, if called upon so to do.

(e)  Receive and give receipts for monies due and payable to the Corporation from any source whatsoever.

(f)  In general, perform all of the duties incident to the office of Treasurer and such other duties as may from time to time be assigned to him or her by the Board of Directors.

(g)  In case of absence or disability of the treasurer, the assistant treasurers, in the order designated by the Chief Executive Officer, shall perform the duties of treasurer.

4.7  Chief Operating Officer. The Board of Directors shall designate the authority and duties of the Chief Operating Officer at the time of appointment and such authority and duties may change or limit the authority and duties of all other officers, except for the Chief Executive Officer.

4.8  Chief Financial Officer. The Board of Directors shall designate the authority and duties of the Chief Financial Officer at the time of appointment and such authority and duties may change or limit the authority and duties of all other officers, except for the Chief Executive Officer.

4.9  Subordinate Officers and Agents. The Board of Directors may from time to time appoint such other officers and agents as it may deem necessary or advisable, to hold office for such period, have such authority and perform such duties as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authorities and duties, except as such power may be otherwise defined or restricted by the Board of Directors.

4.10  Compensation. The compensation of the officers of the Corporation, including, without limitation, salary, equity incentives, and bonuses, shall be fixed from time to time by the Board of Directors, or a duly authorized committee thereof, pursuant to budgets setting forth such salaries. No officer shall be prevented from receiving such salary by reason of the fact that such person is also a director of the Corporation.

ARTICLE V.

Corporate Seal

The corporate seal of the Corporation shall be a round, metal disc with the words “China Auto Logistics Inc.” around the outer margin thereof, and the words “Incorporated February 18, 2005”, in the center thereof, so mounted that it may be used to impress words in raised letters upon paper.

ARTICLE VI.

Indemnification

6.1  Indemnification.

(a)  The Corporation shall, to the fullest extent permitted by the provisions of 78.7502 of the Nevada Revised Statutes, indemnify each person who is or was a director, officer, manager or employee of the Corporation, or of any other corporation, partnership, joint venture, limited liability company, trust or other enterprise which he or she is serving or served in any capacity at the request of the Corporation, from and against any and all, liability and reasonable expense, as and when incurred, that may be incurred by him or her in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the Corporation or such other corporation, partnership, joint venture, limited liability company, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he or she may become involved, as a party or otherwise, by reason of his or her being or having been a director, officer, manager or employee of the Corporation or of such other corporation, partnership, joint venture, limited liability company, trust or other enterprise or by reason of any past or future action taken or not taken in his or her capacity as such director, officer, manager or employee, whether or not he or she continues to be such at the time such liability or expense is incurred, to the fullest extent permitted by the NGCL as the same now exists or may hereafter be amended (but in the case of any such amendment only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the NGCL permitted the Corporation to provide prior to such amendment).

(b)  Any indemnification pursuant to this Article VI shall be (unless ordered by a court) paid by the Corporation within sixty (60) days of such request, unless the Corporation shall have determined by (i) the Board of Directors, acting by a quorum consisting of directors who are not parties to such claim, action, suit or proceeding, (ii) independent legal counsel (who may be regular counsel of the Corporation) in a written opinion if a majority vote of a quorum consisting of directors who were not parties to the to such claim, action, suit or proceeding so orders, (iii) independent legal counsel (who may be regular counsel of the Corporation) in a written opinion if a quorum consisting of directors who were not parties to such claim, action, suit or proceedings cannot be obtained, (iv) the stockholders, or (v) a court of competent jurisdiction, that indemnification is not proper under the circumstances because such person has not met the necessary standard of conduct in accordance with the NGCL; provided, however, that following a Change in Control of the Corporation, with respect to all matters thereafter arising out of acts, omissions or events prior to the Change in Control of the Corporation concerning the rights of any person seeking indemnification hereunder, such determination shall be made by special independent counsel selected by such person and approved by the Corporation (which approval shall not be unreasonably withheld), which counsel has not otherwise performed services (other than in connection with similar matters) within the five (5) years preceding its engagement to render such opinion for such person or for the Corporation or any affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) of the Corporation (whether or not they were affiliates when services were so performed) (“Independent Counsel”). Unless such person has theretofore selected Independent Counsel pursuant to this Article VI, Section 6.1 and such Independent Counsel has been approved by the Corporation, legal counsel approved by a resolution or resolutions of the Board of Directors prior to a Change in Control of the Corporation shall be deemed to have been approved by the Corporation as required. Such Independent Counsel shall determine as promptly as practicable whether and to what extent such person would be permitted to be indemnified under applicable law and shall render its written opinion to the Corporation and such person to such effect; provided that such Independent Counsel shall find that the standard for indemnification has been met by such person unless indemnification is clearly precluded under these Bylaws or the NGCL. The Corporation agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such Independent Counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Article VI or its engagement pursuant hereto.

(c)  For purposes of this Article VI, a “Change in Control of the Corporation” shall be deemed to have occurred upon the first to occur of the following events:

(i)  any “person,” as such term is used in Sections 13 (d) and 14(d) of the Exchange Act (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities;

(ii)  at any time during any period of two (2) consecutive years, individuals, who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in subsection (i), (iii) or (iv) of this Section 6.1(c)) whose election by the Board of Directors or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

(iii)  the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires 50% or more of the combined voting power of the Corporation’s then outstanding securities; or

(iv)  the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets.

6.2  Expenses. Expenses, including reasonable attorneys’ fees, incurred by a person referred to in Section 6.1 of this Article VI in defending, investigating or otherwise being involved in a proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking (the “Undertaking”) by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation.

6.3  Right of Claimant to Bring Suit. If a claim for indemnification is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, or if expenses pursuant to Section 6.2 hereof have not been advanced within ten (10) days after a written request for such advancement accompanied by the Undertaking has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or the advancement of expenses. If the claimant is successful, in whole or in part, in such suit or any other suit to enforce a right for expenses or indemnification against the Corporation or any other party under any other agreement, such claimant shall also be entitled to be paid the reasonable expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required Undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the NGCL for the Corporation to indemnify the claimant for the amount claimed. After a Change in Control of the Corporation, the burden of proving such defense shall be on the Corporation, and any determination by the Corporation (including its Board of Directors, Independent Counsel or its stockholders) that the claimant had not met the applicable standard of conduct required under the NGCL shall not be a defense to the action nor create a presumption that claimant had not met such applicable standard of conduct.

6.4  Non-Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. The Board of Directors shall have the authority, by resolution, to provide for such other indemnification of directors, officers, employees or agents as it shall deem appropriate.

6.5  Insurance. The Corporation may purchase and maintain insurance to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, limited liability company, trust or other enterprise against any expenses, liabilities or losses, whether or not the Corporation would have the power to indemnify such person against such expenses, liabilities or losses under the NGCL.

6.6  Enforceability. The provisions of this Article VI shall be applicable to all proceedings commenced after its adoption, whether such arise out of events, acts, omissions or circumstances which occurred or existed prior or subsequent to such adoption, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person. This Article VI shall be deemed to grant each person who, at any time that this Article VI is in effect, serves or agrees to serve in any capacity which entitles him or her to indemnification hereunder rights against the Corporation to enforce the provisions of this Article VI, and any repeal or other modification of this Article VI or any repeal or modification of the NGCL or any other applicable law shall not limit any rights of indemnification then existing or arising out of events, acts, omissions, circumstances occurring or existing prior to such repeal or modification, including, without limitation, the right to indemnification for proceedings commenced after such repeal or modification to enforce this Article VI with regard to acts, omissions, events or circumstances occurring or existing prior to such repeal or modification.

6.7  Severability. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the full extent permitted by applicable law.

6.8  Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, manager or employee of any other corporation, partnership, joint venture, limited liability company, trust or other enterprise shall be reduced by any amount such person may collect from such other corporation, partnership, joint venture, limited liability company, trust or other enterprise by way of indemnification or insurance.

ARTICLE VII.

Amendments

7.1  By Stockholders. These Bylaws may be amended at any meeting of stockholders by vote of the stockholders holding a majority of the outstanding stock entitled to vote, present either in person or by proxy, provided notice of the amendment is included in the notice or waiver of notice of such meeting.

7.2  By Directors. The Board of Directors may from time to time by the vote of a majority of the directors then in office make, adopt, amend, supplement or repeal bylaws (including any Bylaws adopted by the stockholders of the Corporation), but the stockholders of the Corporation may from time to time specify provisions of the Bylaws that may not be amended or repealed by the Board of Directors.

ARTICLE VIII.

MISCELLANEOUS

8.1  Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

8.2  Interested Directors; Quorum. No contract or transaction between the Corporation and one (1) or more of its directors or officers, or between the Corporation and any other entity in which one (1) or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders (the votes of the common or interested directors or officers must be counted in any such vote of stockholders); (c) the material facts as to his or her relationship or interest as to the contract or transaction are not known to the director at the time the transaction is brought before the Board of Directors of the Corporation for action; or (d) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

8.3  Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled (a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to express consent to corporate action in writing without a meeting, (c) to receive payment of any dividend or other distribution or allotment of any rights, (d) to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (ii) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (iii) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (x) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (y) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (z) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

8.4  List of Stockholders Entitled to Vote.

(a)  The Secretary shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at the offices of the Corporation or a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, and if not so specified, at the offices of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

(b)  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

8.5  Offices.

(a)  The registered office of the Corporation shall be located in the State of Nevada. The Corporation may have its principal office and such other offices either within or without the State of Nevada as the Board of Directors may designate or as the business of the Corporation may require.

(b)  The registered office of the Corporation in the Articles of Incorporation need not be identical with the principal office.

8.6  Appointment of Agents. The Chairman, the President, or any Vice President shall be authorized and empowered in the name of and as the act and deed of the Corporation to name and appoint general and special agents, representatives, and attorneys to represent the Corporation in the United States or in any foreign country or countries, to name and appoint attorneys and proxies to vote any shares of stock in any other corporation at any time owned or held of record by the Corporation, to prescribe, limit and define the powers and duties of such agents, representatives, attorneys, and proxies, and to make substitution, revocation, or cancellation, in whole or in part, of any power or authority conferred on any such agent, representative, attorney, or proxy. All powers of attorney or other instruments under which such agents, representatives, attorneys, or proxies shall be so named and appointed shall be signed and executed by the Chairman, the President, the Secretary, the Treasurer or a Vice President. Any substitution, revocation, or cancellation shall be signed in like manner, provided always that any agent, representative, attorney, or proxy, when so authorized by the instrument appointing him, may substitute or delegate his powers in whole or in part and revoke and cancel such substitutions and delegations. No special authorization by the Board of Directors shall be necessary in connection with the foregoing, but this Bylaw shall be deemed to constitute full and complete authority to the officers above designated to do all the acts and things they deem necessary or incidental thereto or in connection therewith.

8.7  Uniformity of Interpretation and Severability. These Bylaws shall be so interpreted and construed as to conform to the Articles of Incorporation and the statutes of the State of Nevada or of any other state in which conformity may become necessary by reason of the qualification of the Corporation to do business in such foreign state, and where conflict between these Bylaws and the Articles of Incorporation or a statute has arisen or shall arise, the Bylaws shall be considered to be modified to the extent, but only to the extent, conformity shall require. If any Bylaw provision or its application shall be deemed invalid by reason of said nonconformity, the remainder of the Bylaws shall remain operable in that the provisions set forth in the Bylaws are severable.

I hereby certify that these Amended and Restated Bylaws were adopted by the Board of Directors on December ___, 2008.

Name:	Mr. Tong Shiping
Title:	President and Chief Executive Officer